Confidential Nuburu Investor Deck May, 2023 Exhibit 99.1

DISCLAIMER NUBURU, INC. (“NUBURU”) makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all inclusive or to contain all the information that a person may desire in considering an investment in NUBURU and are not intended to form the basis of any investment decision in NUBURU. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decisions and perform your own independent investment and analysis of an investment in NUBURU. FORWARD–LOOKING STATEMENTS This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including certain financial forecasts and projections. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of NUBURU, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital, whether from Lincoln Park Capital or other sources, to operate as anticipated; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) the possibility that NUBURU may receive less revenue than anticipated or no revenue from multi-year, multi-company government contracts; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s current and periodic reports and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law. TRADEMARKS NUBURU may own or have rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with NUBURU, or an endorsement or sponsorship by or of NUBURU. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that NUBURU will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. USE OF MARKET DATA The market data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NUBURU assume no obligation to update the information in this presentation. 2 2 | Confidential

NO OFFER OR SOLICITATION This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Additional Information and Where to Find It For further information with respect to NUBURU and our securities, you may refer you to our current and periodic reports filed with the SEC. The SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov. You may request NUBURU’s filings by contacting us at: Nuburu, Inc. at 7442 S Tucson Way, Suite 130, Centennial, CO 80112. Our investor relations website is located at https://ir.nuburu.net and such reports and documents may be accessed from our website. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this presentation is truthful or complete. Any representation to the contrary is a criminal offense. RISK FACTORS For a description of the risks relating to an investment in NUBURU, please see “Key Risk Factors” in the Appendix to this presentation. 3 3 | Confidential

World Class Management Team



Dr. Mark Zediker
CEO

30 years of experience as an entrepreneur

Executive leadership experience at private and publicly listed companies. Strong management and technical background. Cofounded 3 companies



Brian Knaley
CFO

25 years of experience as a financial executive

Financial leadership experiences at publicly listed and private companies including several engineering firms



Brian Faircloth
COO

18 years of experience scaling operations

Executive leadership at private and publicly listed companies. Expert in Six Sigma, Lean Manufacturing Methods and ISO-9001



Dr. Matthew Philpott
CMSO

20 years of global business development experience

Laser industry veteran with experience scaling a new market entrant to a position of global leadership. Significant electric vehicle industry experience



Ron Nicol
Chairman

30+ years of experience consulting growth companies

Executive leadership experience at private and publicly listed companies. Strengths include strategy, organization and change management

NUBURU

4 | Confidential

Leading Blue Laser Company Disrupting and enabling fast growing markets 3D printing, E-mobility, consumer electronics, and aerospace and defense Promoting a sustainable future Proprietary Technology Extensive IP portfolio 190+ granted and pending patents and applications worldwide1 Compelling Business Model Blue chip companies in large, global industries as current and target customers Near-term visibility enabled by customer orders and engagement Possibility of follow-on revenue streams Experienced, Founder-led Leadership Pioneering, founder-led, and visionary management and sponsor team Track record of innovation and execution in the laser industry Growing Market Adoption 46 systems shipped to 33 customers2 Deep partnerships with Essentium3 and AFWERX4 Key Investment Highlights 5 | Confidential (2) Customer and unit count as of March 2023. (3) Essentium Announcement. (4) AFWERX Announcement. (1) As of March 2023.

NUBURU: The Blue Laser Company

NUBURU Solves Key Manufacturing Problems Manufacturing Challenges 7 | Confidential Solution Higher Speed and Yield to Manufacture Batteries and EV Components Able To Produce Difficult to Make Components at Higher Speeds and Efficiency Providing a Scalable 3D Printing Solution that is Material Agnostic Enormous Growth in Electric Vehicle Production Rising Complexity of Manufacturing Consumer Electronics Global Supply Chain Disruptions

Why the Blue Laser is the Superior Solution 8 | Confidential Weld Better, Print Faster, and be More Precise With Blue Blue Wavelength Inherently Advantaged Spot Size Significantly Smaller Than Infrared Superior Brightness Higher Energy Absorption In Metals Major Advantages of NUBURU Blue Laser NUBURU Began IP Protection In 2013 7 Years Of Blue Laser Development Ready For Broad-Scale Commercialization Key Metals Blue to Infrared Absorption Ratio Gold 66x Silver 17x Copper 13x Aluminum 3x Nickel 1.5x Steel 1.5x

Fundamental Enabling Technology for Multiple Markets Enabling Technology for a Sustainable Future (1) See Slide 16. (2) Granted and Pending as of March 2023  (3) Copper  (4) Larger referring to part size  (5) See photos on page 28. $4B → $33B Projected Growth in Serviceable Addressable Markets in Next Decade1 190+ Patents and Applications2 8x faster & low to no defect welding3,5 10x larger & up to 7x faster 3D printing3,4 9 | Confidential

Welding Address the tens of thousands of welds in an EV1. Can work with copper, aluminum, titanium, and stainless steel Metal 3D Printing Superior in terms of size of print, breadth of materials, and overall resolution that can be achieved NUBURU's Blue Lasers Today: Core Applications 10 | Confidential Sensors, Power Electronics & Lighting Battery Pack Electric Motors (1) Number varies by manufacturer and model and manufacturing process utilized.

The Blue Advantage for 3D Printing: Up to 275% Reduction!



Dramatic Reduction in Greenhouse Gases Generated During Printing Process
kg-CO2/kg Part
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Blue Advantage Up to 2.25x
Blue Advantage Up to 2.75x
Copper
Stainless Steel
IR Laser
Blue Laser

Based on data from: Zediker, M.S., "Automotive Applications: Metal 3D Printing and Welding using Blue Laser System," ALAW, Detroit, MI., June 2022
Based on 0.43kg CO_2/1kWHr

- The IR laser in the Concept M3 printer accounts for an estimated 68% of the energy usage during the printing phase
- The IR laser printing phase generates ~1kg CO_2 /hr of printing
- A blue laser couples its energy into a part being printed substantially better than an IR laser
- Blue lasers can decrease CO_2 emissions by the following factors (estimates):
  - Copper: Up to 2.25x
  - Stainless Steel: Up to 2.75x

NUBURU

11

NUBURU INC - PROPRIETARY & CONFIDENTIAL

The Future is Brighter with NUBURU

Enabling Technology for a Sustainable Future

~5x more **energy efficient** welding process than IR lasers[1]

70% **reduced waste** 3D printing vs. subtractive manufacturing[2]

Spear-heading **electrification** and a **carbon-free future**

More durable, longer-life end products

12 | Confidential

(1) Based on Company thin copper weld testing where ~8x decrease in processing time reduces energy requirements.
(2) Based on Company estimates for 3D printing vs. subtractive manufacturing.

NUBURU

NUBURU's Blue Lasers Addresses Multiple Large Markets Industrial Welding Mission-critical Applications Maximum mechanical and electrical weld performance Increased productivity Expanding laser-based processing into new applications 3D Printing Mission-critical Applications High speed production High filling factor density Large volume parts Lower production costs Defense Specific Applications Advanced additive manufacturing at the edge Electrification Other Industries Healthcare Bio instrumentation (Bioinformatics) Solar Annealing of solar panel 13 | Confidential 10,000+ Test Welds and 200+ Applications Conducted

NUBURU’s Markets Projected to Grow 14 | Confidential (1) Source: AMPOWER 2022 and NUBURU estimates based on customer feedback. (2) Source: NUBURU estimates based on customer feedback. (3) Includes bio-instrumentation, display and others. Serviceable Addressable Market (SAM) Total Addressable Market (TAM) (1) Source: AMPOWER 2022 and NUBURU estimates based on customer feedback. (2) Source: Laser Focus World Industrial Forecast 2021 and NUBURU estimates based on customer feedback. (3) Source: NUBURU estimates based on customer feedback. (4) Includes non-welding technologies such as ultrasonic, resistance, TIG, selected soldering and others. 1 2 3, 4 1 2 2 2 2, 3 2

NUBURU's Blue Laser Target Markets and Ecosystem (1) Data as of March 2023 Note: The companies listed above represent target markets and do not represent a customer list. 15 | Confidential Batteries & Energy Storage 9 of Top 20 Engaged Consumer Electronics 5 of Top 20 Engaged 3D Printing 5 of Top 20 Engaged E-Mobility 5 of Top 20 Engaged Tested with 30+ Potential Customers; 40 Lasers Delivered

Electric Trucks & Buses “Picks and Shovels” of Modern-Day Manufacturing NUBURU's Success Driven by Sector Megatrends Battery Storage Aerospace & Defense Metal 3D Printing Electric Passenger Cars 16 | Confidential Note: The companies listed above represent target markets and do not represent a customer list.

NUBURU's Blue Laser: Superior Form of Industrial Welding Process Energy Efficiency Process Speed2 Remote Welding Capability Manufacturing Yield Low to No Defect1 No Spatter / Safety NUBURU INFRARED ULTRASONIC RESISTANCE See photos on page 28. Speed across materials on a per watt basis. 17 | Confidential Myriad advantages of NUBURU result in significantly higher potential ROI Good performance Marginal performance Unsatisfactory performance

Comprehensive IP Strategy Secures First Mover Advantage 190+ Granted and Pending Patents and Applications Over 7,500 claims filed across all aspects of NUBURU's current and future technology since 2013 with 100s of trade secrets 18 | Confidential Note: Patent position as of March 2023.

History of Technical and Technological Progress

2013
First high-powered blue laser patent

2015
- NUBURU founded
- CO facility open

2016
Beta program and market validation

2017
- Launched AO 150
- Applications Lab Open

86 Total Patent Applications
150W

2018
- Launched AO 500
- First Copper Weld; Joint R&D with major copper foil co.
- Awarded first 3D Printing Patents

112 Total Patent Applications
500W

2019
- Launched AO 200
- Launched AO 650
- Demonstrated 3D area printing

133 Total Patent Applications
650W

2020
- Over 10,000 customer test welds complete

142 Total Patent Applications
650W

2021
- Awarded Copper Welding, Blue Laser, 3D Printing, Materials Processing Patents covering NUBURU's award-winning technology[2]
- Built first Blue 3D printer using EOS M100

156 Total Patent Applications
650W

2022
- Essentium partnership
- AFWERX contract awarded

180+ Total Patent Applications
>1000W

2023 Forward

NYSE American *BURU*

- NUBURU public Feb 1
- Launched BL Series Q1

190+ Total Patent Applications[1]

(1) Granted and pending patents and applications as of March 2023.
(2) https://www.startus-insights.com/innovators-guide/5-top-additive-manufacturing-startups-impacting-the-automotive-industry/.

NUBURU

19 | Confidential

Made in the USA: NUBURU's Blue Laser Technology

~30,000 sq. ft headquarters near Denver

Applications Lab

- Demonstration systems
- Welding system
- 3D printing
- Metallurgical Lab

Manufacturing Facility

- Automation
- Testing + QC
- Clean Room
- Burn in facility

Engineering

- Design Center
- Prototyping
- Clean Room

R&D

- Research Center
- Clean Room


NUBURU®



20 | Confidential

NUBURU's Board of Directors



Ron Nicol
- Chairman
- 30+ years of experience consulting growth companies



Mark Zediker
- CEO
- 30+ years of experience as an entrepreneur



Dan Hirsch
- CFO of Anzu Special Acquisition Corp. I
- 20+ years experience leading investments, including several SPAC transactions



Ake Almgren
- Independent Director, CEO and founder of Orkas, Inc.
- 50+ years of experience in the energy industry



Lily Yan Hughes
- NomGov Chair
- 25+ years of experience as corporate counsel and executive in technology and manufacturing



Kristi Hummel
- Compensation Chair
- Chief Talent Officer at UHG
- 25+ years of experience leading people strategies



Elizabeth Mora
- Audit Chair
- 30+ years of experience leading finance and large, complex originations

21 | Confidential

NUBURU

Product Overview

Current & Near-Term Core Welding Product Overview AO-650 Weld of consumer electronics w/o scanners Released 2022 BL-250 Small-scale consumer electronics – 3C Released 2023 BL-650 Mid-scale consumer electronics Release expected 2023 BL-900 Large-scale consumer electronics/ battery Release expected 2023 BL-2500 Battery foils & tabs / EV Release expected 2024 BL-4500 Battery bus bars / EV Release expected 2024 23 | Confidential (1) Light Module 23” 24” 38” Light Modules (3x) Light Modules (4x) Light Modules (8x) Light Modules (16x) Light Modules Leveraging Modularity, Similar Housing Electronics to Create Scalability, De-risk Product Roadmap

Current & Near-Term Core 3D Printing Product Overview 24 | Confidential AO-650 & BL Plug and play 3D printing DED (Direct energy deposition) powder and wire feed Releases AO (2022) BL (2023-2024) SML-100 Plug and play 3D printing, scanner-based powder beds Release expected 2024 SML-500 Plug and play 3D printing scanner-based powder beds, remote welding, and cutting Release expected 2025 Outer Year Product Development Roadmap De-risked Through Strong R&D Capabilities

25 | Confidential Development Pilot Production Product Introductions Expected to Drive Market Expansion & Revenue Growth AO/BL SM 3D Printing

3D Printing Welding Battery Foils Welding Bus Bars NUBURU IR LASER ULTRASONIC No Porosity No Spatter Strong Weld Low Resistance Low to No Defects Continuous weld Low Resistance High Strength Low Fatigue Low to No Defects Material Agnostic Low to No Defects Up to 7x Faster Up to 10x Larger NUBURU Solves Key Manufacturing Problems in Consumer Electronics, Cell Phones, and 3D Printing 26 | Confidential Defects Low to No Defects Not a Solid Weld Limited to Pulsed Welding Low to No Defects Continuous Weld N/A Low to No Defects Copper Print High Porosity Copper Print Weak Welds NUBURU ADVANTAGES

NUBURU is Highly Valuable to Battery and EV Production

EV Production Requires Tens of Thousands of Welds[1]

CELL LEVEL
Mechanical Properties



ELECTRODE-TO-TAB
80 copper foils to tab



CASE SEALING
1.5mm Aluminum

MODULE LEVEL
Electrical Performance



TAB-TO-TAB
2 x 400µm copper on 800µm copper

PACK LEVEL
Production Efficiency



BUS BAR
400µm on 1.5mm copper



Sensors, Power Electronics & Lighting
Electric Motors
Battery Pack

(1) Number varies by manufacturer and model and manufacturing process utilized.

27 | Confidential

The Blue Advantage for EV Manufacturing: Up to 781 Tons!

- Analysis is for welding copper batteries with 3.5kW IR, 2kW Green and 2 kW Blue lasers and includes laser and laser cooling systems
- CO_2 generation calculated from:
  - 0.43kg CO_2/kW-hr
- Blue laser technology is substantially greener compared to other laser technologies
  - An estimated 781Tons CO_2 emissions prevented annually
- This analysis is for just one process among the many welding processes required to manufacture an electric vehicle



Estimated Tons CO_2 Generated Welding Batteries for One Electric Car Company in 2023
Tons CO2
3,000
2,500
2,000
1,500
1,000
500
0
Blue Advantage
ARM
Green
NUBURU Blue

Based on Tesla 2023 Q1 deliveries
Coherent report on laser welding speeds (Highlight FL ARM Laser)
Trumpf report on laser welding speeds (TruDisk 3022)
NUBURU blue laser results extrapolated based on measurements at lower power levels
Based on 0.43kg CO_2/1kWHr

NUBURU

28

NUBURU INC - PROPRIETARY & CONFIDENTIAL

NUBURU is Highly Valuable to Cell Phone Production PHONE BATTERY Mechanical / Electrical NUBURU Laser Welded Battery Foil Stack2 PHONE STRUCTURE Mechanical 29 | Confidential (1) Number varies by manufacturer and model and manufacturing process utilized. (2) Image shown is of a weld in an EV battery. PHONE COOLING Thermal Management NUBURU Laser Welded Cell Phone Cooler Cell Phone Battery Welds Cell Phone Mechanical / Electrical Structure Welds Cell Phone Processor Cooling Cell Phone Camera Lens Welding Laser Welded Cell Phone Frame Assembly Cell Phone Production Requires Hundreds of Precision Welds1

The Blue Advantage for Cell Phone Batteries: Up to 22 Tons!





Estimated Tons CO_2 Generated Welding Battery Tabs for One Cell Phone Company in 2022
Tons CO2
35
30
25
20
15
10
5
0
BLUE ADVANTAGE
ARM
Green
NUBURU Blue

Based on iPhone 2023 Q1 deliveries
Coherent report on laser welding speeds (Highlight FL ARM Laser)
Trumpf report on laser welding speeds (TruDisk 3022)
NUBURU blue laser results extrapolated based on measurements at lower power levels
Based on 0.43kg CO_2/1kWHr

NUBURU

30

NUBURU INC - PROPRIETARY & CONFIDENTIAL

Green Manufacturing Next Step: The Blue Laser Blue lasers are highly absorbed compared to all other laser “colors” This gives blue a significant energy coupling advantage reducing the amount of energy to weld even the smallest of parts This advantage converts directly to substantial savings or green house gas emissions

Confidential

KEY RISK FACTORS An investment in our Common Stock or Preferred Stock involves risks. Prior to making a decision about investing in our Common Stock or Preferred Stock, you should consider carefully the risks together with all of the other information contained in this presentation, including any risks described below. Each of the referenced risks and uncertainties could adversely affect our business, operating results and financial condition, as well as adversely affect the value of an investment in our securities. Additional risks not known to us or that we believe are immaterial may also adversely affect our business, operating results and financial condition and the value of an investment in our securities. “Nuburu,” “the Company,” “we,” “us” or “our” refers to Legacy Nuburu prior to the consummation of the business combination and to Nuburu following the business combination. Risks Relating to Our Business and Operations We are an early-stage company with a history of losses. We have not been profitable historically and may not be able to achieve profitability in the future. We received fewer proceeds from the business combination than we initially anticipated. We will require additional capital to finance our operations and implement our business plan and strategy and if we are unable to raise such capital when needed, or on acceptable terms, that could have a material adverse effect on our ability to meet our financial obligations and support continued growth and development. Our business is currently dependent on a limited number of customers and end markets. A decline in revenue from, or the loss of, any significant customer, could have a material adverse effect on Nuburu’s financial condition and operating results. Our limited operating history and the novelty of our blue laser systems make evaluating our business, the risks and challenges we may face and our future prospects difficult. The engineering of certain of our laser systems is still in the prototype stage, and there is no guarantee that we will be successful in implementing production of our laser systems on a commercial scale. If our laser systems contain design or manufacturing defects, our business and financial results could be harmed. Insufficient warranty reserves to cover future warranty claims could adversely affect our business, prospects, financial condition and operating results. The failure of our suppliers to deliver necessary raw materials and components that meet the specifications for our laser systems in a timely manner could cause installation delays, cancellations and damage to our reputation. We depend on sole source or limited source suppliers, as well as on our own production capabilities, for some of the key components and materials, including, but not limited to, laser diodes and optical filters, which makes us susceptible to supply shortages and other supply chain disruptions and to price fluctuations that could adversely affect our business, particularly our ability to meet our customers’ delivery requirements. We face various other risks with respect to the supply chain that could adversely affect our business, prospects, financial condition and operating results. We are highly dependent upon the ability to ship products to customers and to receive shipments of supplies from suppliers. If we fail to accurately forecast component and material requirements for our products, we could incur additional costs and significant delays in shipments, which could result in a loss of customers. Our systems involve a lengthy sales and installation cycle, and if we fail to close sales on a regular and timely basis it could harm our business. The long sales cycles for our products may cause us to incur significant expenses without offsetting revenues. Because of the long sales cycles, our operating results and financial condition may fluctuate significantly from quarter to quarter. There is no assurance that non-binding letters of intent and other indications of interest from customers will be converted into binding orders, sales, bookings or committed offtake contracts. As a result, our operating results may be materially lower than our expected results of operations. If we fail to meet our customers’ price expectations, demand for our products could be negatively impacted and our business and results of operations could suffer. We expect to contract with a number of large companies that have considerable bargaining power, which may require us to agree to terms and conditions that could have an adverse effect on our business or ability to recognize revenues. We currently partner with and derive a portion of our revenue from government entities, and significant changes in the contracting or fiscal policies of such government entities could have an adverse effect on our business and operating results. Declines in the prices of our products and services, or in our volume of sales, together with our relatively inflexible cost structure, may adversely affect our financial results. If we are not able to continue to reduce our cost structure in the future, our ability to become profitable may be impaired. In the event of future growth, our information technology systems and our internal control over financial reporting and procedures may not be adequate to support our operations. We are highly dependent on current key executives and if we are unable to attract and retain key employees and hire qualified management, technical, engineering, and sales personnel, our ability to compete and successfully grow our business could suffer. Labor disputes could disrupt our ability to serve our customers or lead to higher labor costs. 33

Risks Relating to Our Business and Operations (continued) Our expectations and targets regarding the times when we will launch our products depend in large part upon assumptions, estimates, measurements, testing, analyses and data developed and performed by us, which if incorrect or flawed, could have a material adverse effect on our actual operating results and performance. Certain estimates of market opportunity and forecasts of market growth may prove to be inaccurate. Incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. Operational costs can be difficult to predict and may include costs from requirements related to the decommissioning of our systems. We expect to incur significant research and development expenses and devote substantial resources to commercializing new products, which could increase our losses and negatively impact our ability to achieve or maintain profitability. Our ability to use net operating loss (“NOL”) carryforwards and other tax attributes may be limited in connection with the business combination and other ownership changes. Our insurance coverage may not adequately protect us from harm or losses we may suffer. There is no assurance that we will be able to execute on our business model. Expanding operations internationally will subject us to a variety of risks and uncertainties that could adversely affect our business and operating results. Risks Relating to Our Industry Our future growth is dependent upon the competition, pace and depth of blue laser adoption, as well as on the growth of certain end markets. If such markets do not develop as we expect, or if they develop more slowly than we expect, our business, prospects, financial condition and operating results could be adversely affected. If the cost of competitive technologies continues to decline, our blue laser technology may not be considered as cost-effective when compared to such competing technologies. Our systems are based on novel technologies to produce blue wavelength lasers and potential customers may be hesitant to make a significant investment in our technology or switch from the technology they are currently using. The average selling prices of our products could decrease over the life of the product, which may negatively affect our revenue and margins. We operate in a highly competitive industry and there is increasing competition. Many of our competitors and future competitors may have significantly more financial and other resources than we do and if we do not compete effectively, our competitive positioning and our operating results will be harmed. Our market is characterized by rapid technological changes and evolving standards demanding a significant investment in research and development, and, if we fail to address changing market conditions, our business and operating results will be harmed. Global economic conditions and macro events may adversely affect us. The laser industry is experiencing declining average selling prices, which could cause our gross margins to decline and harm our operating results. If OEM customers and system integrators are reluctant to incorporate our products into their production processes, our financial condition or results of operations may be adversely affected. Risks Relating to Litigation and Regulation Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business and results of operations. Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity and requirements resulting in increased expenses. We may be subject to securities litigation, which is expensive and could divert management attention. Our manufacturing facilities are subject to various compliance requirements, including Occupational Safety and Health Administration (“OSHA”), and compliance costs could increase as we plan to scale our operations. Laws, regulations and rules relating to privacy, information security, and data protection could increase our costs and adversely affect our business opportunities. In addition, the ongoing costs of complying with such laws, regulations and rules could be significant. Our business may depend on the continued availability of rebates, tax credits and accelerated depreciation schedules, and other financial incentives. The reduction, modification, or elimination of government economic incentives, particularly in the defense and research sectors, and tax policies could cause our revenue to decline and harm our financial results. Unanticipated changes in tax laws may affect future financial results. 34

Risks Relating to Litigation and Regulation (continued) We must comply with and could be impacted by various export controls and trade and economic sanctions laws and regulations that could negatively affect our business and may change due to diplomatic and political considerations outside of our control. We could be liable for environmental damages resulting from our operations, which could impact our reputation, our business, and our operating results. The Warrant Agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company. Risk Relating to Intellectual Property We may be unable to protect, defend, maintain or enforce our intellectual property rights for the intellectual property on which our business depends, including against existing or future competitors. Failure to protect defend, maintain and enforce that intellectual property could result in our competitors offering similar products, potentially adversely affecting our growth and success. We may be subject to third-party claims of infringement, misappropriation or other violations of intellectual property rights, or other claims challenging our agreements related to intellectual property, which may be time-consuming and costly to defend, and could result in substantial liability. Our patents and, patent applications if issued, may not provide adequate protection to create a barrier to entry. The provisional and non-provisional patent applications that we own may not issue as patents or provide adequate protection to create a barrier to entry, which may hinder our ability to prevent competitors from selling products similar to ours. We may not be able to protect our intellectual property rights throughout the world. Changes in U.S. patent law could diminish the value of patents in general, thereby impairing our ability to protect our intellectual property rights. We may be subject to claims that we or our employees have misappropriated the intellectual property of a third party, including trade secrets or know-how, or are in breach of non-competition or non-solicitation agreements with our competitors. If we are unable to protect the confidentiality of our other proprietary information, our business and competitive position may be harmed. Other Risks Cyber-attacks and other disruptions, security breaches and incidents could have an adverse effect on our business, harm our reputation and expose us to liability. Natural disasters, unusual weather conditions, epidemic outbreaks, terrorist acts and political events could disrupt our business. Interruption or failure of our infrastructure could hurt our ability to effectively perform our daily operations and provide and produce our products and services, which could damage our reputation and harm our operating results. Our financial condition and results of operations as well as those of potential customers could be adversely affected by epidemics, pandemics and other outbreaks such as the COVID-19 pandemic, which has caused a material adverse effect on the level of economic activity around the world, including in the markets we serve. Our financial condition and results of operations as well as those of potential customers could be adversely affected by the Russian invasion of Ukraine, which has caused a material adverse effect on the level of economic activity around the world, including in the markets we serve. We may engage in a wide array of potential strategic transactions, which could require significant management attention, disrupt our business, dilute stockholder value and adversely affect our operating results and financial condition. Negative publicity could result in a decline in our growth and have a material adverse effect on our business, our brand and our results of operations. Risks Relating to Being a Public Company A market for our securities may not continue, which would adversely affect the liquidity and price of our securities. Our quarterly results and key metrics are likely to fluctuate significantly and may not fully reflect the underlying performance of our business. We will incur increased costs as a result of operating as a public company, and our management is required to devote substantial time to compliance with our public company responsibilities and corporate governance practices. We are an “emerging growth company,” and our election to comply with the reduced disclosure requirements as a public company may make our common stock less attractive to investors. If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting. 35

Risks Relating to Being a Public Company (continued) Changes in accounting principles may cause previously unanticipated fluctuations in our financial results, and the implementation of such changes may impact our ability to meet our financial reporting obligations. Our management has limited experience in operating a public company. The Company is a “controlled company” within the meaning of the rules of NYSE American and, as a result, qualifies for, and could rely on, exemptions from certain corporate governance requirements. The redemption of our Preferred Stock may require a significant amount of cash and may result in adverse tax consequences. Risks Relating to Ownership of our Securities Our Common Stock is subordinated to our Preferred Stock. Shares of our Preferred Stock may be subordinate to any senior preferred stock we may issue and to any future indebtedness. At the two-year anniversary of the Preferred Stock Issuance, we will be obligated to redeem shares of our Preferred Stock for cash. There can be no guarantee that we will have funds available to make this redemption. NYSE American may delist the Company’s securities from trading on its exchange, which could limit investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions. If our Common Stock is delisted from trading, the ability of holders of Preferred Stock to transfer or sell their shares of our Preferred Stock may be limited and the market value of our Preferred Stock will likely be materially adversely affected. The Company’s stock price may change significantly and you could lose all or part of your investment as a result. There is no public market for our Preferred Stock. Because there are no current plans to pay cash dividends on our Common Stock or Preferred Stock for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you originally paid. If securities analysts do not publish research or reports about the Company’s business or if they downgrade the Company’s stock or the Company’s industry, the Company’s stock price and trading volume could decline. Future sales of substantial amounts of our Common Stock or Public Warrants in the public markets, or the perception that such sales could occur, could cause the market price of our Common Stock and Public Warrants to drop significantly, even if our business is doing well, and certain selling securityholders still may receive significant proceeds. Anti-takeover provisions in our Governing Documents could delay or prevent a change of control. Holders of our Preferred Stock have extremely limited voting rights. The Company may amend the terms of its warrants in a manner that may be adverse to holders of Public Warrants with the approval by the holders of at least 65% of the then outstanding Public Warrants. As a result, the exercise price of the warrants could be increased, the exercise period could be shortened and the number of shares of Common Stock purchasable upon exercise of a Public Warrant could be decreased, all without your approval. The Company may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless. Warrants will become exercisable for our Common Stock and our Preferred Stock will be convertible into Common Stock, each of which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders. The future exercise of registration rights may adversely affect the market price of Common Stock. There is no guarantee that our Warrants will be in the money at the time they become exercisable, and they may expire worthless. 36

Appendix

Highly advanced manufacturing players leveraging technology and software to drive growth Accelerated revenue growth profile Industry 4.0 Scaled players leveraging current generation laser technology across diversified applications Few rising players with a focus on next generation technology and applications Highly advanced additive manufacturing peers with growth expected to be driven by metal 3D printing tailwind Accelerated revenue growth profile Mature companies with a focus on traditional welding and tool manufacturing Low growth and steady margins Mixed group of peers with differentiated, high value add products and services Overlapping end markets and applications Historical and future growth driven by mega trends including electrification / energy transition, automation, and Industry 4.0 Selected Public Comparable Universe For NUBURU Additive 2.0 Industrial Lasers / Laser Welding Traditional Welding And Tools High-Growth, Advanced Manufacturing 38 | Confidential

Metal 3D Printing

NUBURU's Blue Lasers: Superior to Other Metal 3D Printing Technology Strong Product Value Proposition Speed: Up to 7x faster 3D printed parts Scale: 10x larger Density: Near forged metal densities Aerospace, Automotive, Medical & Dental, Consumer Products, Industrial 40 | Confidential NUBURU Blue Light Engine creates high-quality Stainless Steel and Copper parts

NUBURU's Blue Lasers Enable Faster Printing Speeds Build rates measured in directed energy deposition tests to date 7x Copper 1.5x Titanium 3x Stainless Steel 1.5x Copper Alloy 41 | Confidential NUBURU has Demonstrated up to 7x Build Speed Increase in Copper and 3x Build Speed Increase in Stainless Steel

compared to infrared capability Infrared Laser Print 10x Larger Metal Components Inconel1 / Copper Alloy Construction NUBURU's Blue Lasers Enable Larger Printing Volume 42 | Confidential (1) Inconel refers to a family of austenitic nickel-chromium-based superalloys.

NUBURU's Blue Lasers Enable Copper 3D Printing Almost as Dense as Forged Metal >97% Density 80% Density 85% Density (Post Sintering) Infrared Binder Jet 43 | Confidential Note: Density relative to forged copper.

Welding & Manufacturing Breakthrough

NUBURU's Blue Lasers Provide Greater Welding Speeds Air Conditioners: 15X Infrared Cell Phones: 15X Infrared Hydrogen Fuel Cells: 5X Infrared Copper Welding Speed (Meters per Minute)1 1.5 NUBURU Blue IR 17.5 Copper Welding: 17.5 Meters Per Minute 45 | Confidential https://youtu.be/qTfzLmUP1Kk (1) Based on customer and NUBURU testing. Determined using different Copper thicknesses and scanning speeds.

NUBURU's Blue Lasers Have Potential to Transform Metal Welding – Advancing Industries That Enable a More Sustainable Future Tens of thousands of welds per vehicle3 Welding required in: Electric motors Sensors, Power Electronics & Lighting Battery Pack Chassis Number of welds: 200+ including structural, connecting, electrical2 e.g., vapor chamber, sub assemblies 46 | Confidential Strong Product Value Proposition 8x faster welding (copper) Low to no defect welding1 High strength, low resistance welding Energy efficient welding; lower touch times (1) See photos on page 28. (2) Based on customer testing. (3) Number varies by manufacturer and model and manufacturing process utilized.

NUBURU's Blue Lasers Are the Next Breakthrough for Copper Welding CO2 Lasers Copper Absorption <1% Replacing torches for general steel welding Unable to weld copper Lamp pumped Infrared YAG Lasers Copper Absorption ~5% Imprecise, difficult to control and was unreliable DPSS Infrared Lasers Copper Absorption ~5% Improved reliability and precision but power too low Infrared FIBER Lasers Copper Absorption ~5% Precision welding enables electronics NUBURU Blue Lasers Copper Absorption ~65% Introduces the first Industrial Blue Laser welding system, which is up to: 8x faster on copper with high quality welds Compared to Fiber and DPSS lasers 47 | Confidential (1) Source: Strategies Unlimited (Endeavor). Includes all laser segments and not just laser welding. 1970 1980 1990 2000 ~$0 Total Worldwide Laser Revenues1 ~$200 million ~$1.2 billion ~$6 billion ~$17.8 billion 2021

Operations

NUBURU's Advisory Board

Best-in-Class Scientific Experts



Jean-Michel Pelaprat

- Head of Advisory Board
- NUBURU Co-Founder

"I co-founded NUBURU with Mark Zediker. Pioneering a real breakthrough technology in the laser sector is rare and I am fortunate to be part of it."



David H. Buss

- Former Vice Admiral, "Air Boss," U.S. Navy
- Current CEO of OpenDrives, Inc.

"NUBURU's cutting-edge blue laser technology has the very real potential to be transformational for the Department of Defense future capabilities from directed energy weapons to additive manufacturing."



Ga-Lane Chen, Ph.D.

- Former CTO & CIO of Foxconn
- Recognized inventor with many patents to his name



Bob Galyen

- Former CTO of CATL
- ~46 Years of international work experience



Takashi Mitachi

- Former Senior Advisor & Co-Chairman of BCG Japan Office

49 | Confidential

NUBURU

From Plug & Play to Exploring Proprietary Next Generation Printing Technology 50 | Confidential Plug and Play Upgrade to Existing & Next Generation Scanner-Based 3D Printers Today… Development plan to introduce printers either through organic efforts or acquisition Exploring Area Printing Technology Light Engine Blue Laser 3D Printing Note: The companies listed above represent target markets and do not represent a customer list.

Automated Manufacturing Process Single Semi-Automated Production Line with Modularity to Enable Scale Manufacturing 51 | Confidential Automated Automated Automated Automated Blue Diode Suppliers

Illustrative Customer Adoption Timeline 52 | Confidential Month 0 First intro Months 1-6 Application development Month 7 First P/O for internal qualification Month 15 Manufacturing qualification Month 22 Second P/O & agreement discussion for 2022 volume supply Welding Adoption Timeline (existing customer) Month 0 First intro Months 1-9 Basic Application development Months 6-18 First P/Os for system integration and process qualification Months 15-24 Manufacturing qualification Month 24 Volume P/O & Supply agreement discussion 3D Printing Adoption Timeline (Projected SML adoptions across multiple customers)